AMENDED AND RESTATED
                             SECURED PROMISSORY NOTE

$2,400,000.00                                                   October 25, 2004


                                R E C I T A L S:

A. FKA Distributing Co. d/b/a HoMedics, Inc., a Michigan corporation ("Lender") has previously loaned the undersigned $2,400,000.00 pursuant to a Secured Promissory Note in the principal amount of $2,400,000.00, dated May 9, 2003 (the "Original $2.4 Million Note").

B. This Amended and Restated Secured Promissory Note ("Note") amends, restates and replaces the Original $2.4 Million Note and upon execution of this Note by the undersigned, Lender will destroy the Original $2.4 Million Note.

NOW, THEREFORE, from the date of this Note, the terms of repayment are as follows:

FOR VALUE RECEIVED, the undersigned, Kronos Advanced Technologies, Inc., a Nevada corporation ("Kronos"), and Kronos Air Technologies, Inc., a Nevada corporation, promise to pay to the order of Lender, at the office of the Lender in the State of Michigan, Two Million Four Hundred and 00/100 ($2,400,000.00) Dollars (U.S.) as set forth herein. All accrued interest attributable to the Original $2.4 Million Note prior to the date of this Note shall remain payable to Lender subject to the terms of this Note. Interest on the unpaid principal balance has been accruing since May 9, 2003 and shall continue to accrue at the rate of 6% per annum until maturity, whether by acceleration or otherwise, or until Default, as later defined, and after that at a default rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). Interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 365/366 day year. No payments shall be required under this Note until the earlier of: (i) the quarter following the Production Effective Date (as such term is defined in the Exclusive License Agreement dated October 23, 2002 between Lender and Kronos, as amended); or (ii) twenty-four (24) months from the date of this Note (the "Repayment Start Date"). Interest shall continue to accrue and all accrued interest from the Original $2.4 Million Note and this Note shall, on the Repayment Start Date, become part of the principal balance under this Note and be included as principal for purposes of calculating amortization. Payments of principal and accrued interest due under this Note shall be payable in equal quarterly installments beginning on the first day of the quarter following the Repayment Start Date and continuing on the first day of each November, February, May and August. The entire remaining unpaid balance of principal and accrued interest shall be payable on the fifth (5th) anniversary of this Note. A late installment charge equal to 5% of each late installment may be charged on any installment payment not received by the Lender within 10 calendar days after the installment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

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This  Note  and  any  other  indebtedness  and  liabilities  of any  kind of the undersigned to the Lender, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness") have previously been and continue to be secured by and the Lender is granted a security interest in all property of the undersigned from time to time in the possession of the Lender and by any other collateral, rights and properties described in each and every mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed
by  the  undersigned  to  or  for  the  benefit  of  the  Lender   (collectively
"Collateral").

If the undersigned (a) fail to pay this Note or any of the Indebtedness when due (after the expiration of the 30 day grace period as set forth in that certain First Amendment to Master Loan and Investment Agreement of even date herewith among the parties (the "Master Loan Agreement")), by maturity, acceleration or otherwise; or (b) fail to comply (after the expiration of the 30 day grace period as set forth in the Master Loan Agreement) with any of the terms or provisions of any agreement between the undersigned and the Lender; or (c) become the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, ceases doing business as a going concern, dissolves or, is the subject of a dissolution, merger or consolidation; or (d) if any warranty or representation made by the undersigned in connection with the Original $2.4 Million Note or this Note or any of the Indebtedness shall be discovered to be false or misleading in any material respect; (e) or if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) if there is any failure by the undersigned to pay when due (after the expiration of the 30 day grace period as set forth in the Master Loan Agreement) any of its indebtedness in excess of $25,000 (other than to the Lender) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned or any of the Collateral, then the Lender, upon the occurrence of any of these events (each a "Default"), may at its option declare any or all of the Indebtedness to be immediately due and payable, sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Lender to the undersigned, charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Lender by any agreement with the undersigned or given to it under applicable law. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

This Note shall bind the undersigned, its successors and assigns.

The undersigned waive presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and agrees that no extension or indulgence to the undersigned or release shall affect the obligations of any of the undersigned.

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The undersigned  agree to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge and agree that there are no contrary agreements, oral or written, establishing a term of this Note and agree that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Lender expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means each maker signing this Note. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

THE UNDERSIGNED AND THE LENDER ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.


                             KRONOS ADVANCED TECHNOLOGIES, INC.,
                             A NEVADA CORPORATION

                             By:_______________________________________

                             Name:_____________________________________

                             Its:______________________________________

                             KRONOS AIR TECHNOLOGIES, INC.,
                             a Nevada corporation

                             By:_______________________________________

                             Name:_____________________________________


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